EXHIBIT 10.30 MEMORANDUM OF UNDERSTANDING, DATED JUNE 26, 1996, BETWEEN THE COMPANY AND CIDCO INCORPORATED


                           MEMORANDUM OF UNDERSTANDING
                           ---------------------------

CIDCO Incorporated, a DELAWARE Corporation, (hereinafter "CIDCO") and SmartServ Online, Inc. (a Delaware Corporation) Inc., (hereinafter "The Company") are interested in entering a relationship, known as the CIDCO Business Affiliate
Program (hereinafter "Program") for the purpose of exchanging technical information and participating in other activities as hereinafter described.

It is understood that CIDCO, together with its subsidiaries, designs, develops and markets telecommunications products that support intelligent network services being developed and implemented by the regional Bell operating companies and other telephone operating companies. It is CIDCO's mission to envision, produce and distribute the range of products that will become the primary telephony and communications utilized by customers of telephone companies operating companies.

DEFINITIONS

The following definitions shall apply whenever the following capitalized terms are used in this Agreement:

"CIDCO   PRODUCT"   shall   mean   those   products   which  may   include   all
products/services provided by CIDCO including but not limited to the CST-2000.

"COMPANY PRODUCT" shall mean the Company's product(s) which interface with, or operate in conjunction with, CIDCO Products or products of a Strategic Alliance Partner which interface with or operate in conjunction with CIDCO Products.

"Strategic Alliance Partner" shall mean the companies with whom CIDCO has a business relationship which includes licensing and development of interfaces between certain CIDCO Products and products of such companies. CIDCO may, from time to time, enter into similar business relationships with additional companies who may thereafter be designated as Strategic Alliance Partners.

CONFIDENTIAL INFORMATION

The  term   "Confidential   Information"  as  used  herein  is  defined  in  the
Confidentiality and Non-Disclosure Agreement dated JUNE 26, 1996.

RELATIONSHIP BETWEEN THE PARTIES It is understood that participation in this relationship shall not prohibit either party from entering into similar programs or agreements with other parties or from itself developing, or otherwise acquiring, products similar to those provided by the Company. The Company is acting as a co-marketer with CIDCO and nothing in this Agreement shall be construed to create or imply any other relationship. including without limitation. a joint venture partnership. principal-agent, strategic alliance or employment relationship between the two parties. The Company has no authority from this relationship to act on behalf of CIDCO and shall not take any action or permit any action to be taken on its behalf which purports to be done in the name of or on behalf of CIDCO.



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Neither the Company nor any of its employees or agents shall,  in any sense,  be considered employees or agents of CIDCO, nor shall the Company, its employees or agents, be eligible or entitled to any benefits, prerequisites or privileges given or extended to CIDCO employees. The Company assumes full responsibility for actions of its personnel while performing services pursuant to this Agreement, and shall be solely responsible for their supervision, daily
direction  and  control,   payment  of  salary  and/or  commissions   (including
withholding  of  income  taxes  and  social  security),   workers  compensation,
disability benefits and the like. Neither the Company NOR CIDCO intend that this agreement be construed as constituting a "franchise" or appointing the Company as a "franchisee" for the purpose of any Federal or State law regulating the rights and obligations of "franchisers" and "franchisees".

EXPENSES
Each party shall bear its own expenses in all performances under this Agreement.

RESPONSIBILITIES OF CIDCO
CIDCO, agrees to use all commercially reasonable efforts to perform the following activities:

          (a) allow the Company to participate in any forum, conference or symposium relating to the Company Products or CIDCO Products which CIDCO in its sole discretion may sponsor,

          (b) provide ancillary CIDCO marketing information, collateral and materials as CIDCO may deem appropriate for sales support and marketing purposes,

          (c) assist the Company, as CIDCO may deem appropriate in identifying customer prospects,

          (d) provide access to technical information relating to CIDCO Products, services and applications,

          (e) provide technical training relating to the CIDCO Products to the Company.

  RESPONSIBILITIES OF THE COMPANY
The Company agrees to use all commercially reasonable efforts to perform the following activities:

          (a) as mutually agreed, make independent, or when CIDCO or CIDCO distributors request, joint sales calls upon prospects.

          (b) identify existing mutual customers who may be prospects to purchase the CIDCO Products.

          (c) identify and analyze target vertical markets for possible future co-development of applications for the Product.

          (d) provide installation and support services for Company Products, including training of end user customers, under terms, conditions and charges established by a separate agreement directly between The Company and the customer, CIDCO or CIDCO distributor.

          (e) provide telephone support service for consultations relating to technical information and support concerning Company Products which will be and are made available to prospects, end users and CIDCO and CIDCO distributors.



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          (f)       as mutually agreed, upon CIDCO's request,  provide marketing and/or technical support of trade shows, industry seminars and business conferences.

          (g) provide product demonstration materials on CIDCO specified Product media with associated manuals and documentation, as available, for Company Products, for the purpose of conducting demonstrations of the Company Products to prospects, CIDCO and CIDCO distributors.

          (h) provide technical Company Products training to end user customers, CIDCO distributors and CIDCO marketing and sales support personnel as both parties deem reasonable, necessary and appropriate.

          (i) promote CIDCO Products and Company Products in appropriate advertising, demonstrations, presentations and seminars in accordance with CIDCO marketing standards and guidelines.

FEES

There is no fee to participate as a CIDCO Business Affiliate. There may be independent fees associated with various services provided by CIDCO.

AMENDMENTS

Amendments may be made to this Agreement from time to time by mutual written consent of the parties.

PUBLICITY

Except as may be required by law or legal process, neither party shall issue a press release or otherwise make any public announcement concerning this Agreement, without prior written consent of the other party.

TERM AND TERMINATION

This Agreement shall become effective on the date the Company is accepted as a CIDCO Business Affiliate (Effective Date) and shall remain in effect until terminated by either party.

Either party may terminate this Agreement with thirty (30) days' notice, without cause, upon receipt of written notice. In the event of such a termination, all rights, privileges, support and assistance due a CIDCO Business Affiliate shall cease.

TRADEMARKS

During the term of this Agreement, CIDCO authorizes the Company to use the CIDCO Business Affiliate title in advertising and promotional material as CIDCO determines and provides to the Company in writing. Such material and its use must comply with the instructions set forth in published CIDCO guidelines. The CIDCO name may only be used as part of the Business Affiliate program. The Company agrees to change, at its expense, any material which CIDCO, in its sole judgment, determines to be inaccurate, objectionable, misleading, or a misuse of CIDCO trademarks or trade names. The


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Company,  on  CIDCO's  written  demand,  will  immediately  cease the use of any materials CIDCO deems to be in violation of this Section.

The authorization CIDCO grants in this Section ends without notice or other action necessary by CIDCO when this Agreement expires or is terminated. In either such event, Company will immediately cease using the CIDCO Business Affiliate title and cease referring to itself as a participant in the CIDCO Business Affiliate program.

INDEMNIFICATION
Each party shall indemnify the other party for direct losses incurred by the injured party due to personal injury, death or damage to tangible property resulting from the negligence of each party's respective employees, subcontractors or agents.

With respect to any claim against CIDCO, a CIDCO authorized distributor or an end-user customer (1) that the Company Product(s) infringes any patent, copyright, trademark, or other intellectual property right, or violates any trade secret of any third party, or (2) which results from any breach of Company warranties, or (3) which is based on failure of the Company to perform its support obligations, the Company shall indemnify CIDCO, (:IDCO's authorized distributors and any end-user customers, as appropriate against:

          (a) all legal expenses incurred in investigating and defending such claim;

          (b) all payments made in compliance with an award of damages or order of costs made by a court in respect or such claim; and

          (c) any payment made in respect of any out of court settlement of such claim, provided that Company has consented to such settlement.

CIDCO shall promptly notify Company of any claims and Company shall at its own expense cooperate fully in the defense and/or settlement of any such claim, provided that Company has consented to such settlement.

WARRANTIES
Company represents and warrants that Company is under no obligation or restriction which would in any way interfere with, or be inconsistent with the terms and purpose of this Agreement, or present a conflict of interest concerning the Company Product(s) and Company warrants that it will not enter into any such obligation or restriction during the term of this Agreement.

Company warrants that the Company Product(s) shall not infringe any patent, copyright, trademark or other intellectual property right, nor violate any trade secret of any third party.

Company warrants that the Company Product(s) conforms to the statements and representations made in the contents of any manuals, documentation or other Company Product materials provided to CIDCO, CIDCO's distributors or end-user customers pursuant to this Agreement.

CIDCO MAKES NO OTHER WARRANTIES EXPRESS OR IMPLIED INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE.


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LIMITATION OF LIABILITIES AND REMEDIES
- --------------------------------------
THE PARTIES' EXCLUSIVE REMEDY FOR BREACH OF THIS AGREEMENT SHALL BE THE TERMINATION OF THE AGREEMENT. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY NATURE WHATSOEVER FOR ANY BREACH OF THIS AGREEMENT OR ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT. NEITHER PARTY SHALL BE LIABLE FOR ANY DAMAGES CLAIMED BY THE OTHER BASED ON ANY THIRD PARTY CLAIM.

CIDCO DISCLAIMS ALL LIABILITY WHETHER IN CONTRACT TORT, WARRANTY, OR OTHERWISE, TO ANY PARTY OR THIRD PARTY.

FORCE MAJEURE
Neither party shall be liable for failure to fulfill its obligations hereunder due to causes beyond its control; provided, however, that unless agreed to in writing by the non-defaulting party, any delay caused by a force majeure exceeding thirty (30) days shall be grounds for termination by the non-defaulting party.

ASSIGNMENT AND DELEGATION OF RESPONSIBILITIES
Company agrees to perform this Agreement through its employees. Company may not, without CIDCO's prior written consent, assign or delegate its rights or obligations to any third party. Any attempted delegation or assignment without such prior written consent will be void as against CIDCO.

Any status change described below, unless CIDCO agrees in writing, may result in the termination of the Agreement by CIDCO:

          (a)       sale of Company business;

          (b)       transfer of equity ownership;

          (c) merger or acquisition of the Company with or by any other entity; or

          (d)       bankruptcy, insolvency, liquidation or receivership.

GOVERNING LAW
The validity, construction and performance of this Agreement will be governed by the laws of the State of Connecticut, without regard to the conflict of laws principles thereof.

SEVERABILITY
If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of the Agreement will remain in full force and effect.

COMPLIANCE WITH LAWS AND REGULATIONS
Each party hereto shall at its own expense comply with all laws, rules and regulations of competent public authorities relating to the duties, obligations and performance under this Agreement and shall procure all licenses and pay all fees and other charges required thereby.


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BUSINESS AFFILIATE APPOINTMENT
Subject to the Memoranda of Understanding and other applicable contracts and agreements, CIDCO hereby designates and appoints SmartServ Online, Inc. as a "CIDCO Business Affiliate" for the limited marketing of specified CIDCO Products and Services and Company Products and Services, and certain of SmartServ Online, Inc. hereby accepts such designation and appointment.

NOTICES
All notices to give hereunder shall be in writing and personally delivered or sent certified mail, return receipt requested. Notices to be given to the Company shall be sent to One Station Place, Stamford CT 06902 to the attention of Mr. Steven T Francesco. Notice to be given to CIDCO shall be sent to 220 Cochrane Circle, Morgan Hill, CA 95037 to the attention of Edward Forker, with a copy of such notice being sent to Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005, Attention: James E. Abbott. Esq. Notices of any changes in the above addresses shall be given to the other party in writing.

ENTIRE UNDERSTANDING
The provisions of this Memorandum of Understanding constitute the whole understanding and agreement, separate contract excluded, between the parties and supersede all prior agreements, oral or written, and all other communication relating to the subject matter hereof. No amendment or modification of any provision of this Agreement will be effective unless in a document which refers to this Agreement and is signed by both parties.

ACTIONS
No action, regardless of form, arising out of or related to the transactions covered by this Agreement may be brought by either party more than two (2) years after the cause thereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed be low by their duly authorized representative:

CIDCO Incorporated                           SmartServ Online, Inc,
By:  /s/Edward J. Parker                     By:  /s/Sebastian E. Cassetta
Print: Edward J. Parker                      Print: Sebastian E. Cassetta

Title: Vice President Marketing              Title: Chairman, CEO

Date: June 26, 1996                          Date: June 26, 1996




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                                    EXHIBIT A

Joint Marketing Activities
- --------------------------

a: Identify existing mutual customers who may be prospects to purchase the Product.

b: Develop joint marketing proposals to prospective customers who may purchase the Product.

c Participate (when appropriate) in joint sales calls to prospective customers who may purchase the Product.

d: Identify and analyze target vertical markets for possible future co-development of applications for the Product.

e: Develop a joint marketing plan for the Product, including target markets and marketing messages; and develop a turnkey sales model and distribution process.

f: Develop a cooperative sales plan for the CST-2000 including target accounts and industries and a "starter kit" that includes devices, software and hardware.

g: Perform joint market assessments and research on a per project basis where appropriate whose purpose it would be to further understand, identify and market to existing and emerging vertical market segments for applications and "screenphone" solutions.



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                                    EXHIBIT B

 Other Cooperative CIDCO Activities

a: Provide technical training relating to the CST-2000 and ongoing access to a technical resource on a resource-available basis.

b Secure regulatory certification for the CST-2000 in those countries in which the CST-2000 is to be sold, and keep SmartServ apprised of these certification efforts. These certifications will be considered on a country-by country basis. The decision to obtain such certifications will be based on the business opportunity such markets will afford in CIDCO's sole opinion and this decision will be exclusive right of CIDCO.

c: Include SmartServ in any promotional or marketing materials related to the CST-2000 on a par with similar co-marketing partners with a similar co marketing arrangement.

d: Provide technical support, maintenance and repairs for the CST-2000, as provided for in CIDCO's standard terms and conditions, which will be shared with SmartServ.


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                                   EXHIBIT C

OTHER COOPERATIVE SMARTSERV ACTIVITIES
- --------------------------------------

a:        Provide  marketing and technical  assistance  for the  development  of
          demonstration    applications    for   the    CST-2000    for    CIDCO
          Sales/Distribution Agents.

b: Develop promotional collateral, sales presentations, and marketing announcements that include the CST-2000 on a par with other devices.

c: Work with CIDCO on a quarterly basis to develop a forecast to ensure delivery of the CST-2000.

d:        Invite CIDCO to multi-vendor "Screen phone" meetings.

e: Allow CIDCO reasonable access to ADSI-based applications developed by SmartServ for training sales support and/or demonstration purposes.